Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
 SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF
 THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Intelligroup, Inc, (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alok Bajpai, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and to the best of my knowledge and belief, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: March 28, 2007	By:	/s/ Alok Bajpai

Alok Bajpai
Chief Financial Officer